Exhibit 99.2

Investor Presentation August 2022

This presentation includes forward - looking statements. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding the Company’s future financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements. Forward - looking statements use words like “believe,” “plan,” “expect,” “intend,” “will,” “would,” “anticipate,” “estimate,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain. In light of these uncertainties, and the assumptions underlying the expectations and other forward - looking statements expressed, the forward - looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements. The Company’s actual results could differ materially from those stated or implied in forward - looking statements due to a number of factors, including but not limited to, those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Form 10 - K and Form 10 - Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward - looking statements: the Company’s expectations regarding changes in regulatory requirements; the Company’s ability to interoperate with the electronic health record systems of its customers; the Company’s reliance on vendors; the Company’s ability to attract and retain key personnel; the competition to attract and retain remote documentation specialists; anticipated trends, growth rates, and challenges in the Company’s business and in the markets in which the Company operates; the Company’s ability to further penetrate its existing customer base; the Company’s ability to protect and enforce its intellectual property protection and the scope and duration of such protection; developments and projections relating to the Company’s competitors and the Company’s industry, including competing dictation software providers, third - party, non - real time medical note generators and real time medical note documentation services; the impact of current and future laws and regulations; and the impact of the COVID - 19 crisis on the Company’s business, results of operations and future growth prospects. Past performance is not necessarily indicative of future results. The forward - looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s views to change. The Company undertakes no intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, undertake to update any of such information or provide additional information as a result of new information or future events or developments. Disclaimer

The Healthcare Dilemma There are now numerous demands competing for the physician’s attention at the point of care. Chief among those is electronic documentation . Today’s point - of - care delivery policies and technologies have become an intrusion, creating a virtual “wall” between physician and patient. This has resulted in a significant reduction in productivity for the industry and led to unprecedented levels of physician burnout and patient dissatisfaction .

Augmedix Mission & Vision Our mission is helping physicians see the patient, not the technology, minimizing distractions and enabling physicians and patients to truly connect at the point of care. Our vision is to connect terabytes of point - of - care data in a way no other company has done before in order to deliver rapid, actionable insights that can improve outcomes for tens of millions of patients around the world .

Augmedix Benefits Save up to 3 hours per day Boost productivity by as much as 20% 40% improved work - life satisfaction

44% YoY Real - time and asynchronous virtual medical documentation for clinicians Connect clinicians with Augmedix Ambient Automation Platform through mobile devices and proprietary software Comprehensive and flexible solution capable of being delivered at scale to >57,000 addressable physicians Let physicians focus on what matters most: patient care $7.3M Q2 2022 Revenue 131% Q2 2022 YoY Net Revenue Retention 20+ Health Systems Served 2.5M+ Notes Completed Annually Augmedix at a Glance 1H 21 1H 22 $14.3 Revenue ($ in millions) $10.0

Key Healthcare Macro Tailwinds Growing doctor burnout and staffing shortages Health systems’ rising need for increased efficiency and capacity at scale COVID - 19 catalyst for virtual solutions Leading to increased demand to reduce Electronic Health Record (EHR) burden Driving more investments in digital solutions Accelerating adoption for virtual documentation

Augmedix Eases the EHR Burden on Providers & Creates System Efficiencies Natural Conversation Enhanced Documentation Physician - Patient Augmedix Ambient Automation Platform LIVESTREAM Electronic Health Record Medical documentation uploaded for physician’s sign - off Natural Language Processing (NLP ) Data Services Automatic Speech Recognition (ASR) Machine Learning Two - way communication

Driving a $6 Billion Market Opportunity for Augmedix ~295,000 ¹ Addressable Physicians in U.S. $6B U.S. Market Opportunity >57,000¹ Addressable Physicians $1B+ Expansion Opportunity within Existing Customers United States India Bangladesh Sri Lanka Opportunity (1) Company estimates out of a total of more than 1.1M U.S. Clinicians. Select Current Customers Major Health Systems Scale Today 4 Countries 5M+ Notes to Date 40K+ Notes / Week

Comprehensive medical notes and live clinical services delivered synchronously. • Medical Documentation • Synchronous Two - Way Communication trained Specialist • Order Support • Referral Support • Reminder Support Real - Time and Asynchronous Offerings Provide Flexibility, Expand the TAM, and Generate a High - Win Rate vs Competitors 2014 Launch Upsell / Migrate Organized relevant chart details to prepare for upcoming visits. • Patient Demographic Information • Medication Changes since Last Visit 2022 Launch Comprehensive medical notes delivered asynchronously. • Medical Documentation 2020 Launch Upsell / Migrate Upsell / Migrate

Augmedix Ambient Automation Platform



Ambient conversation
EHR
ASR+
EHR Integration
Augmedix NLP
Builder Manager Preferences
Notebuilder
Messages Reminders
Medical Note Chart Prep After-Visit Summary Coding
EHR
Metadata

Building Block approach combines:
- Automated speech recognition
- Natural language processing
- Clinical datasets

35+ Specialties

Multiple healthcare settings:
- Clinic, ER, urgent care, telehealth, inpatient, nursing home

500+ condition models
- Manages clinician preferences

- **EHR integration** via HL7/FHIR

Leverages **metadata** for new services:
- Chart prep
- Real-time coding
- Health data analytics

Automated Note Creation Flow


Ambient Conversation
Physician-Patient
AUGMEDIX
Automatic Speech Recognition (ASR)
Google Cloud
Physician: Nice to meet you. What brings you in today?
Patient: I got a headache yesterday and it just won't go away.
Physician: Any fever or chills?
Patient: No, just the headache and a sore throat. I'm taking Tylenol but it's not helping.
Physician: Let's start you on Ibuprofen, 800 mg, for 3-5 days.
Natural Language Processing (NLP)
AUGMEDIX
Physician: Nice to meet you. What brings you in today?
Patient: I got a headache yesterday and it just won't go away.
Physician: Any fever or chills?
Patient: No, just the headache and a sore throat. I'm taking Tylenol but it's not helping.
Physician: Let's start you on Ibuprofen, 800 mg, for 3-5 days.
Notebuilder
AUGMEDIX
Organize Build Review
HPI ROS PE A/P Coding
COMPLAINTS
Headache 1
Sore Throat 2
Timing
ONSET
TIMING
1
hours
days
weeks
constantly
frequently
intermittently
Medication
flutcasone
levofloxacin
ibuprofen
DOSAGE
FREQUENCY
400 mg
800 mg
3-5 days
Medical Note
Electronic Health Record
HPI
The patient is a 55 year old female presenting today for: Headache
Headache
She reports onset 1 day ago. She denies fever or chills. Patient is taking Tylenol without relief.
PE
Mouth and throat: Red and swollen turbinate, throat otherwise normal.
A/P
Headache
New, acute. Uncontrolled. Patient start ibuprofen 800 mg for 3-5 days.
Quality Assured

Documentation Market Landscape Dictation/Transcription Asynchronous Documentation Synchronous Documentation Price Low DAX Dragon Fluency Direct SA Physician Burden Remote In - Person Remote Remote High

Augmedix’s Differentiated & Flexible Offerings Self Entry / Status Quo Dictation / Transcription In - Person Scribing Automated Medical Documentation (Asynchronous) Automated Medical Documentation (Synchronous with Live Support) Ambient / Natural Conversation Real - Time, Referral Support, Order Support, Reminder Support Scalable / Tech - Enabled Time Savings Today’s Leading Solutions

Q2 2022 Financial Summary

Accelerating Revenue Growth
($ in millions)



$4.8
$5.2
$5.6
$6.6
$7.0
$7.3
YoY 42%
131%
Net Revenue Retention Rate(4)
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

Improving Gross Profit
($ in millions)



$2.1
$2.4
$2.5
$2.9
$3.1
$3.2
YoY 37%
LTV/CAC(2): 5x
Payback Period(3): ~14 months
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

$40M capital raised in Oct 2021, plus **debt refinancing** in May 2022, provides significant operating runway to execute strategy

Note: Fiscal years are audited through December 31, 2021. Quarterly results are unaudited.

(1) Q2 2022 excludes one-time benefit from a previous office lease provision.
(2) LTM through 2Q 2022. The Lifetime Value (LTV) of Augmedix Live is calculated by ARPU / (Annual Churn Percentage) x expected contribution margin. Customer Acquisition Cost (CAC) is the sales and marketing spend in the previous quarter divided by the number of new clinicians sold in the most recent quarter plus the onboarding costs in the most recent quarter divided by the number of go lives in the most recent quarter.
(3) LTM through Q2 2022. Payback period in months is calculated by CAC divided by the expected contribution profit in the first-year x 12.
(4) Based on current period revenue including any expansion or new services and is net of contraction or churn compared to the previous period one year ago but excludes revenue from new Health Enterprises for the current period.

Highly Experienced Management Team Sandra Breber Chief Operating Officer Paul Ginocchio Chief Financial Officer Rashed Noman Country Manager, Bangladesh Ian Shakil Co - Founder & Chief Strategy Officer Jonathan Hawkins Chief Revenue Officer Davin Lundquist Chief Medical Officer Saurav Chatterjee Chief Technology Officer Manny Krakaris Chief Executive Officer

Investment Highlights Broadest offerings that are differentiated and flexible for virtual documentation: Ambient, Mobile, Remote, Synchronous & Asynchronous Increasing physician productivity and optimizing reimbursement Leading health system customer base with high Net Revenue Retention Attractive scalable business model with compelling unit economics Building on AI - driven core platform to deliver automated add - ons and drive growth and efficiency